PROPERTY, PLANT AND EQUIPMENT AND GOODWILL - Schedule of key assumptions for recoverable amount (Details) - ArcelorMittal Kryvyi Rih $ in Millions	Jun. 30, 2024 USD ($)
Disclosure of information for cash-generating units [line items]
Excess of recoverable amount over carrying value	$ 50
Increase in pre-tax discount rate (in basis points)	0.0094
Decrease in average selling price (change in %)	0.80%
Decrease in shipments (change in %)	2.55%